Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Northern Minerals & Exploration Ltd. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended July 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2017	/s/ Howard Siegel Howard Siegel Chief Executive Officer, Chief Financial Officer, Director /s/ Ivan Webb Ivan Webb Vice President & Director /s/ Roger Autrey Roger Autrey Secretary